Exhibit 99.1

At the Company
For Media:	For Investors:
Kim Hillyer	Bill Murray
Manager, Communications	Managing Director, Investor Relations
(402) 574-6523	(201) 369-5760
kim.hillyer@tdameritrade.com	william.murray@tdameritrade.com
TD AMERITRADE DELIVERS FIRST QUARTER EPS OF $0.31
Solid Financial Results in a Difficult Market
Business Fundamentals Remain Strong
Sound Financial Position
OMAHA, Neb., January 20, 2009 – TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for its first quarter of fiscal 2009, reporting record average trades per day and continued traction in asset gathering, despite the difficult market environment.
The Company’s results for the quarter ended Dec. 31, 2008 include the following (year-over-year comparisons): (1)
•	Net income of $184 million, or $0.31 per diluted share

•	Record average client trades per day of approximately 357,000, an increase of 15 percent

•	Net new assets of approximately $8 billion, or 11 percent of beginning assets, annualized

•	Fee-based balances of approximately $63 billion, an increase of seven percent

•	Spread-based balances of approximately $25 billion, an increase of two percent (2)

•	Net revenues of $611 million, 52 percent of which were asset-based

•	Pre-tax income of $301 million, or 49 percent of net revenues

•	EBITDA of $343 million, or 56 percent of net revenues (3)

•	Annualized return on average stockholders’ equity of 24 percent

•	Client assets of approximately $234 billion, including $52 billion in client cash and money market funds
“Despite the difficult market environment, we are reporting one of the strongest quarters in our history. Prudent fiscal management has given us the flexibility to capitalize on opportunities to enhance our competitive position, through both organic growth initiatives and acquisitions like the thinkorswim transaction,” said Fred Tomczyk, president and chief executive officer. “We will continue to focus on our growth strategy, maintaining our leadership position in trades and gathering new assets, as we manage for the other side of this cycle.”
Fiscal 2009 Outlook

The Company has adjusted its guidance for fiscal 2009, releasing a new earnings per share range of $0.90 to $1.15. More information can be found in the Company’s Outlook Statement, located in the “Investor” section of its Web site, www.amtd.com.
“Our fundamentals and balance sheet remain strong,” said Bill Gerber, chief financial officer. “But we see no signs that the overall economic environment is strengthening and may not for the balance of our fiscal year. While we are doing several things to mitigate these near-term headwinds, we remain focused on managing through this cycle and positioning our firm for growth in the long-term.”
Company Hosts Conference Call
TD AMERITRADE will host its December Quarter conference call this morning, Jan. 20, 2009, at 7:30 a.m. CST. Participants may listen to the call by dialing 877-545-1415. Interested parties may listen to a replay of the call by dialing 888-203-1112 and the passcode 4761784. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(4) provides a dynamic balance of investment products and services that make it the investment firm of choice for millions of retail investor and independent registered investment advisor (RIA) clients. Listed by Forbes as one of America’s best big companies, the Company offers a full spectrum of investment services, including a leading active trader program, intuitive long-term investment solutions and a national branch system, as well as relationships with one of the largest independent RIA networks.(5) The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, benefits of the proposed acquisition of thinkorswim, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to obtain regulatory and shareholder approval for the proposed acquisition of thinkorswim and thereafter realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 26, 2008. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
In connection with the proposed merger, TD AMERITRADE will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of thinkorswim that also constitutes a prospectus of TD AMERITRADE.  Thinkorswim will mail the proxy statement/prospectus to its stockholders.  TD AMERITRADE and thinkorswim urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.  You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by thinkorswim and TD AMERITRADE with the SEC at the SEC’s website at www.sec.gov.  The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing thinkorswim’s website at www.thinkorswim.com by clicking on the link for “Investors”, then clicking on the link for  “Financial Reports” and then clicking on the link for “SEC Filings” or by accessing TD AMERITRADE’s website at www.amtd.com and clicking on the “Investor Relations” link and then clicking on the link for “SEC Filings”.
Participants in the thinkorswim Aquisition
thinkorswim, TD AMERITRADE and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from thinkorswim stockholders in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of thinkorswim stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.  You can find information about thinkorswim’s executive officers and directors in thinkorswim’s definitive proxy statement filed with the SEC on April 29, 2008.  You can find information about TD AMERITRADE’s executive officers and directors in their definitive proxy statement filed with the SEC on Jan. 6, 2009.  You can obtain free copies of these documents from thinkorswim or TD AMERITRADE using the contact information above.
(1) Results include assets acquired through the Company’s purchase of a portion of Fiserv, Inc.’s investment support services business on Feb. 4, 2008, which added approximately $25 billion in total client assets, $1.2 billion of which were spread-based assets and $17.2 billion of which were fee-based investment balances. Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.
(2) Effective with the September 2008 quarter, spread-based assets is being presented excluding securities borrowing conduit-based assets.
(3) See attached reconciliation of non-GAAP financial measures.
(4) TD AMERITRADE, Inc., member FINRA (www.finra.org) /SIPC (www.SIPC.org), receives clearing and custodial services from TD AMERITRADE Clearing, Inc., member FINRA/SIPC. TD AMERITRADE and TD AMERITRADE Clearing, Inc. are subsidiaries of TD AMERITRADE Holding Corporation.
(5) More info on the Forbes award is available at www.forbes.com/platinum.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended
	Dec. 31, 2008	Sept. 30, 2008	Dec. 31, 2007
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$287,113	$263,439	$260,269
Asset-based revenues:
Interest revenue	92,514	163,206	250,210
Brokerage interest expense	(7,675)	(32,533)	(101,119)

Net interest revenue	84,839	130,673	149,091

Money market deposit account fees	163,230	161,083	155,840
Investment product fees	69,166	86,178	68,005

Total asset-based revenues	317,235	377,934	372,936

Other revenues	6,381	7,876	8,411

Net revenues	610,729	649,249	641,616

Expenses:
Employee compensation and benefits	117,390	136,130	106,015
Fair value adjustments of compensation-related derivative instruments	—	—	764
Clearing and execution costs	15,628	12,072	12,066
Communications	18,744	16,713	17,524
Occupancy and equipment costs	30,127	27,530	25,008
Depreciation and amortization	11,503	10,475	7,695
Amortization of acquired intangible assets	15,538	15,466	13,723
Professional services	27,339	31,446	19,282
Interest on borrowings	15,637	15,772	25,726
Other	11,564	25,475	12,370
Advertising	46,697	43,805	45,456
Losses on money market funds	—	35,628	—

Total expenses	310,167	370,512	285,629

Income before other income and income taxes	300,562	278,737	355,987

Other income:
Gain on sale of investments	—	—	644

Pre-tax income	300,562	278,737	356,631

Provision for income taxes	116,164	106,738	115,792

Net income	$184,398	$171,999	$240,839

Earnings per share — basic	$0.31	$0.29	$0.40
Earnings per share — diluted	$0.31	$0.29	$0.40

Weighted average shares outstanding — basic	591,748	592,778	594,915
Weighted average shares outstanding — diluted	600,601	602,334	604,388

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Dec. 31, 2008	Sept. 30, 2008
Assets:
Cash and cash equivalents	$1,154,155	$674,135
Short-term investments	118,148	369,133
Segregated cash and investments	1,869,120	260,000
Broker/dealer receivables	1,856,290	4,176,969
Client receivables	4,031,917	6,933,926
Goodwill and intangible assets	2,944,902	2,960,781
Other	520,690	576,578

Total assets	$12,495,222	$15,951,522

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$1,913,449	$5,754,726
Client payables	5,075,356	5,070,671
Long-term debt	1,434,625	1,444,000
Other	993,702	757,087

Total liabilities	9,417,132	13,026,484

Stockholders’ equity	3,078,090	2,925,038

Total liabilities and stockholders’ equity	$12,495,222	$15,951,522

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended
	Dec. 31, 2008	Sept. 30, 2008	Dec. 31, 2007
Key Metrics:
Net new assets (in billions)	$7.8	$2.8	$9.1
Average client trades per day(1)	357,294	304,663	311,433

Profitability Metrics:
Pre-tax income as a percentage of net revenues	49.2%	42.9%	55.6%
Return on client assets (annualized)	0.49%	0.37%	0.47%
Return on average stockholder’s equity (annualized)	24.5%	24.2%	42.3%
EBITDA as a percentage of net revenues	56.2%	49.4%	62.9%

Debt Metrics:
Interest on borrowings (in millions)	$15.6	$15.8	$25.7
Average debt outstanding (in billions)	$1.4	$1.5	$1.5
Leverage ratio (average debt/annualized EBITDA)	1.1	1.1	0.9
Interest coverage ratio (EBITDA/interest on borrowings)	22.0	20.3	15.7

Transaction-Based Revenue Metrics(1):
Total trades (in millions)	22.5	19.3	19.6
Average commissions and transaction fees per trade	$12.76	$13.62	$13.27
Average client trades per account (annualized)	12.9	11.2	12.2
Activity rate — total accounts	5.1%	4.4%	4.8%
Activity rate — funded accounts	7.2%	6.2%	6.7%
Trading days	63.0	63.5	63.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$7.5	$9.6	$9.5
Average money market deposit account balances (in billions)	17.9	16.2	15.3

Average spread-based balance (in billions)	$25.4	$25.8	$24.8

Net interest revenue (excluding conduit business) (in millions)	$82.1	$128.2	$146.0
Money market deposit account fee revenue (in millions)	163.2	161.1	155.8

Spread-based revenue (in millions)	$245.3	$289.3	$301.8

Avg. annualized yield — interest-earning assets (excluding conduit business)	4.27%	5.23%	5.98%
Avg. annualized yield — money market deposit account fees	3.57%	3.90%	4.00%
Net interest margin (NIM)	3.78%	4.39%	4.76%

Interest days	92	92	92

Fee-Based Investment Metrics:
Average balance (in billions)	$62.8	$75.4	$58.6
Investment product fee revenue (in millions)	$69.2	$86.2	$68.0
Average annualized yield	0.43%	0.45%	0.45%

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	6,895,000	6,810,000	6,380,000
New accounts opened	217,000	137,000	149,000
Accounts closed	(60,000)	(52,000)	(54,000)

Total accounts (end of period)	7,052,000	6,895,000	6,475,000

Percentage change during period	2%	1%	1%

Funded accounts (beginning of period)	4,918,000	4,868,000	4,597,000
Funded accounts (end of period)	5,013,000	4,918,000	4,643,000
Percentage change during period	2%	1%	1%

Client assets (beginning of period, in billions)	$278.0	$309.2	$302.7
Client assets (end of period, in billions)	$233.8	$278.0	$300.4
Percentage change during period	(16%)	(10%)	(1%)

(1)	Effective in October 2007, total trades have been adjusted to exclude non-revenue generating mutual fund trades.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended
	Dec. 31, 2008	Sept. 30, 2008	Dec. 31, 2007
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$1.7	$0.0	$0.0
Average annualized yield	0.38%	1.28%	4.23%

Interest revenue (in millions)	$1.6	$0.1	$0.0

Client margin balances:
Average balance (in billions)	$4.5	$7.7	$8.5
Average annualized yield	5.64%	5.69%	7.43%

Interest revenue (in millions)	$64.8	$111.9	$162.1

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.2	$0.4	$0.5
Average securities lending balance (in billions)	$1.3	$2.8	$3.5

Interest revenue (in millions)	$17.2	$17.9	$9.5
Interest expense (in millions)	(1.6)	(7.0)	(22.8)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$15.6	$10.9	($13.3)

Other cash and interest earning investments:
Average balance (in billions)	$1.1	$1.5	$0.5
Average annualized yield	0.63%	2.16%	4.55%

Interest revenue — net (in millions)	$1.7	$8.3	$6.8

Client credit balances:
Average balance (in billions)	$4.2	$4.4	$3.6
Average annualized cost	0.15%	0.27%	1.04%

Interest expense (in millions)	($1.6)	($3.0)	($9.6)

Average interest-earning assets (excluding conduit business) (in billions)	$7.5	$9.6	$9.5
Average annualized yield (excluding conduit business)	4.27%	5.23%	5.98%

Net interest revenue (excluding conduit business) (in millions)	$82.1	$128.2	$146.0

Conduit Business:
Average balance (in billions)	$1.6	$4.4	$6.1

Securities borrowing — conduit business:
Average annualized yield	1.56%	2.16%	4.56%

Interest revenue (in millions)	$6.4	$24.6	$71.4

Securities lending — conduit business:
Average annualized cost	0.90%	1.94%	4.37%

Interest expense (in millions)	($3.7)	($22.1)	($68.3)

Average interest-earning assets — conduit business (in billions)	$1.6	$4.4	$6.1
Average annualized yield — conduit business	0.65%	0.22%	0.20%

Net interest revenue — conduit business (in millions)	$2.7	$2.5	$3.1

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$7.5	$9.6	$9.5
Average interest-earning assets — conduit business (in billions)	1.6	4.4	6.1

Average interest-earning assets — total (in billions)	$9.1	$14.0	$15.6

Average annualized yield — total	3.63%	3.64%	3.72%

Net interest revenue (excluding conduit business) (in millions)	$82.1	$128.2	$146.0
Net interest revenue — conduit business (in millions)	2.7	2.5	3.1

Net interest revenue — total (in millions)	$84.8	$130.7	$149.1

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended
	Dec. 31, 2008		Sept. 30, 2008		Dec. 31, 2007
	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)
EBITDA	$343,240	56.2%	$320,450	49.4%	$403,775	62.9%
Less:
Depreciation and amortization	(11,503)	(1.9%)	(10,475)	(1.6%)	(7,695)	(1.2%)
Amortization of acquired intangible assets	(15,538)	(2.5%)	(15,466)	(2.4%)	(13,723)	(2.1%)
Interest on borrowings	(15,637)	(2.6%)	(15,772)	(2.4%)	(25,726)	(4.0%)

Pre-tax income	$300,562	49.2%	$278,737	42.9%	$356,631	55.6%

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a Non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. The consolidated leverage ratio determines the interest rate margin charged on the senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.